CURRENT REPORT FOR
                             ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                   FORM 8-K/A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.


          Date of Event: May 3, 2002 (date of earliest event reported)



                          eLocity Networks Corporation
            now known as Diversified Financial Resources Corporation.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)


0-27087                       58-2027283
(Commission File Number)      (IRS Employer Identification Number)

               26 Blue Anchor Cay Road, Coronado, California 92118
                    (Address of principal executive offices)

                                 (619) 575-0755
              (Registrant's telephone number, including area code)




This Form 8-K is submitted for the purpose of disclosing a change of auditing firms, pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11.

ITEM 4.  Changes in Registrant's Certifying Accountant

On May 3, 2002, eLocity Networks Corporation ("eLocity") dismissed Bobbitt Pittenger & Co ("Bobbitt Pittenger") as its principal accountant engaged to audit eLocity's financial statements, effective May 15, 2002. The audit reports of Bobbitt Pittenger for the two most recent fiscal years, covering fiscal years 2000 and 2001, and subsequent interim periods (the "reporting periods") have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the reporting periods, the two most recent fiscal years and the interim period through May 15, 2002, eLocity has had no disagreements with Bobbitt Pittenger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Bobbitt Pittenger to make reference in connection with their opinion to the subject matter of the disagreement.

eLocity provided Bobbitt Pittenger a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). eLocity requested that Bobbitt Pittenger furnish eLocity with a consent letter stating whether Bobbitt Pittenger agrees with the above statements, a copy of which is filed as Exhibit 16(ii) to this Form 8-K.

On May 3, 2002, eLocity retained Jones Simkins LLP, of Logan, Utah ("Jones"), to be its principal accountant, engaged to audit eLocity's financial statements. This action was taken to replace the Florida based firm of Bobbitt Pittenger & Co ("Bobbitt Pittenger"), following the recent change in management. The change is due to management's desire to have an auditing firm in closer proximity to eLocity's new management offices. Bobbitt Pittenger and eLocity have had no disagreements over management practices or accounting policies. The change in auditors becomes effective May 15, 2002. Bobbitt Pittenger will review eLocity's first quarter reports for fiscal year 2002. eLocity's Board of Directors approved the engagement of Jones as the principal accountant.

Prior to engaging Jones, eLocity did not consult with Jones regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on eLocity's financial statements, or any other financial presentation, whatsoever.

eLocity provided Jones with a copy of this report prior to filing it with the SEC. eLocity requested that Jones furnish eLocity with an consent letter, addressed to the SEC, stating whether Jones agrees with the above statements. A copy of that consent letter, dated May 3, 2002, is attached hereto, as Exhibit 16(i). Also attached, as Exhibit 16(ii), is the consent to change of auditing firms, from Bobbitt Pittenger & Co.

ITEM 7. Financial Statements and Exhibits The following exhibits are included as part of this report:
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----------------------------------------------------------------------------------------------------------------------
Exhibit No.     Page No.    Description
----------------------------------------------------------------------------------------------------------------------
16(ii)                      Consent of Bobbitt Pittenger & Co to change in independent auditors.
                4
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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 28th day of October, 2002.


  eLocity Networks Corporation
  Now known as Diversified Financial Resources Corporation


                            -----------------------------------
                            Sandra Jorgenson, President




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                                FORM 8-K, PAGE#1





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                       Bobbitt, Pittenger & Company, P.A.
                          Certified Public Accountants



                                 Exhibit 16(ii)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the change in the Elocity Networks Corporation ("Elocity") Certifying Accountant as described in Item 4 of Elocity's Form 8-K dated October 28, 2002, filed with the Securities and Exchange Commission. We have read the item 4 regarding the change in the registrant's certifying accountant and are in agreement with the statements contained therein.

/s/ Bobbitt, Pittenter & Company, P.A.
BOTTITT, PITTENGER & COMPANY, P.A.
Sarasota, Florida
Ocktober 28, 2002